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                                                                    EXHIBIT 99-1

                            CERTIFICATE PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Yankee Candle Company, Inc. (the "Company") on Form 10-K for the fiscal year ending December 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig W. Rydin, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CRAIG W. RYDIN
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Craig W. Rydin
Chief Executive Officer
March 27, 2003

NOTE: A signed original of this written statement required by Section 906 has been provided to The Yankee Candle Company, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.